EXHIBIT 24.1

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of The Coca-Cola Company (the "Company"), do hereby appoint BRIAN G. DYSON, Vice Chairman and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2001 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February 2002.


                                        /s/ Douglas N. Daft
                                        --------------------------------------
                                        Chairman of the Board,
                                        Chief Executive Officer and Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, BRIAN G. DYSON, Vice Chairman and Chief Operating Officer of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2001 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February 2002.


                                        /s/ Brian G. Dyson
                                        --------------------------------------
                                        Vice Chairman
                                        and Chief Operating Officer
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G.DYSON, Vice Chairman and Chief Operating Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2001 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February 2002.


                                        /s/ Gary P. Fayard
                                        --------------------------------------
                                        Senior Vice President
                                        and Chief Financial Officer
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, CONNIE D. MCDANIEL, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS
N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in- fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2001 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February 2002.


                                        /s/ Connie D. McDaniel
                                        --------------------------------------
                                        Vice President and Controller
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2001 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February 2002.


                                        /s/ Herbert A. Allen
                                        -------------------------------------
                                        Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2001 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February 2002.


                                        /s/ Ronald W. Allen
                                        -------------------------------------
                                        Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2001 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February 2002.


                                        /s/ Cathleen P. Black
                                        -------------------------------------
                                        Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, WARREN E. BUFFETT, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2001 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February 2002.




                                        /s/ Warren E. Buffett
                                        --------------------------------------
                                        Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, SUSAN B. KING, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2001 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February 2002.




                                        /s/ Susan B. King
                                        --------------------------------------
                                        Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2001 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February 2002.




                                        /s/ Donald F. McHenry
                                        --------------------------------------
                                        Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2001 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February 2002.


                                        /s/ Sam Nunn
                                        --------------------------------------
                                        Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, PAUL F. OREFFICE, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2001 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February 2002.


                                        /s/ Paul F. Oreffice
                                        --------------------------------------
                                        Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2001 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February 2002.


                                        /s/ James D. Robinson III
                                        --------------------------------------
                                        Director
                                        The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2001 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February 2002.


                                       /s/ Peter V. Ueberroth
                                       ---------------------------------------
                                       Director
                                       The Coca-Cola Company

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the "Company"), do hereby appoint DOUGLAS N. DAFT, Chairman of the Board, Chief Executive Officer and a Director of the Company, BRIAN G. DYSON, Vice Chairman and Chief Operating Officer of the Company, GARY P. FAYARD, Senior Vice President and Chief Financial Officer of the Company, DEVAL L. PATRICK, Executive Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2001 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February 2002.




                                        /s/ James B. Williams
                                        --------------------------------------
                                        Director
                                        The Coca-Cola Company